UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       the Securities Exchange Act of 1934


      Date of Report (Date of earliest reported event):  September 2, 2003


                      Internet Business International, Inc.
             (Exact name of registrant as specified in its charter)


             Nevada                   0-20259                    33-0845463
(State  or  other  jurisdiction     (Commission                 (IRS Employer
      of  incorporation)           File  Number)            Identification  No.)


                      2250 E. Tropicana Ave., Suite 19-309
                             Las Vegas, Nevada 89119

               (Address of principal executive offices)  (Zip Code)

                                 (702) 588-2387
               Registrant's telephone number, including area code

                                      None
          (Former name or former address, if changed since last report)


ITEM  5.  OTHER  INFORMATION.

Internet Business International, Inc. (the "Company") previously reported that it had sold the Ace Optics division of the Company to DCM Enterprises, Inc.

Whereas the Ace Optics division has subsequently failed as a business venture, the Company and DCM Enterprises, Inc have entered into an agreement to resolve the dispute regarding shares common stock issued to the Company pursuant to the terms of the Asset Purchase Agreement dated June 17, 2002. The Agreement is attached hereto as Exhibit 99.1.


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ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS

(c)     Exhibits

Exhibit  No.     Description
  99.1           Agreement  dated  August  22,  2003  by  and  between Internet
                 Business International,  Inc.  and  DCM  Enterprises,  Inc.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        INTERNET  BUSINESS  INTERNATIONAL,  INC.


Date:  September  4,  2003              By:  /s/Albert  R.  Reda
                                        Albert  R.  Reda
                                        Chief  Executive  Officer


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